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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 26, 1997



                           INNOVIR LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                        0-21972                13-3536290
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)



       510 EAST 73RD STREET, NEW YORK, NY                           10021
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    (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (212) 249-4703



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On September 26, 1997, Innovir Laboratories, Inc. issued the press release filed herewith as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS

          No financial statements are required to be filed as a part of this report.

     (b) PRO FORMA FINANCIAL INFORMATION

          No pro forma financial information is required to be filed as a part of this report.

     (c) EXHIBITS

          99. Press release, dated September 26, 1997.


                All other Items of this report are inapplicable.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INNOVIR LABORATORIES, INC.


                                          By: /s/ FRANCIS M. O'CONNELL
                                              ----------------------------------
                                              Name:  Francis M. O'Connell
                                              Title: Chief Financial Officer

Date:  October 3, 1997


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                                  EXHIBIT INDEX


      Exhibit No.                  Description
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          99         Press release, dated September 26, 1997.